Exhibit 99.1

Second Quarter 2010 Investor Presentation ARES CAPITAL CORPORATION

Important Notice This presentation contains “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares Capital Corporation, including those listed in the "Risk Factors" section of our filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and Ares Capital Corporation assumes no obligation to update or revise any such forward-looking statements. Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third party sources and has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about Ares Capital Corporation. The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view the past performance of Ares Capital Corporation, or information about the market, as indicative of Ares Capital Corporation’s future results. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of Ares Capital Corporation.

Financial and Portfolio Highlights

Financial Highlights

	Q2-10	Q1-10	Q2-09
Core EPS – Basic and Diluted [1][2]	$ 0.32 *	$ 0.28 *	$ 0.33
Net investment income per share – Basic and Diluted [2]	$ 0.26	$ 0.25	$ 0.33
GAAP net income (loss) per share – Basic and Diluted [2]	$ 1.73	$ 0.61	$ 0.36
Net realized gains (losses) – Basic and Diluted	$ 0.06	$ (0.04)	$ (0.01)
Net unrealized gains (losses) – Basic and Diluted	$ 0.38	$ 0.40	$ 0.04
Gain on acquisition of Allied Capital Corporation - Basic and Diluted	$ 1.03	$ -	$ -
Net asset value per share	$ 14.11	$ 11.78	$ 11.21

* Excludes $0.06 and $0.03 per share of professional fees and other costs related to the acquisition of Allied Capital Corporation (the "Allied Acquisition") in Q2-10 and Q1-10, repectively.

Portfolio Highlights

- **Total fair value of investments**
  - As of 6/30/10: $3.8 billion
  - As of 3/31/10: $2.2 billion
  - As of 6/30/09: $2.0 billion
- **Asset mix at fair value**
  - As of 6/30/10: 31% 1st Lien, 7% 2nd Lien, 33% Sr. Sub., 6% CLOs, 17% Equity/Other, 5% Senior Secured Loan Fund, 1% Commercial Real Estate
  - As of 3/31/10: 32% 1st Lien, 13% 2nd Lien, 26% Sr. Sub., 5% CLO, 16% Equity/Other, 8% Senior Secured Loan Fund
  - As of 6/30/09: 32% 1st Lien, 21% 2nd Lien, 32% Sr. Sub., 3% CLO, 12% Equity/Other
- **Number of portfolio company investments**
  - As of 6/30/10: 188
  - As of 3/31/10: 94
  - As of 6/30/09: 94
- **Gross commitments****
  - Q2-10: $409.9 million
  - Q1-10: $298.8 million
  - Q2-09: $43.1 million
- **Exits of commitments[3]****
  - Q2-10: $530.3 million
  - Q1-10: $308.6 million
  - Q2-09: $81.4 million
- **Exits of commitments for investments purchased in the Allied Acquisition**
  - Q2-10: $151.0 million
- **Weighted avg. rates are as follows:**

	6/30/10			3/31/10	6/30/09
	Ares Capital**	Allied Capital***	Total		
Wt. avg. yield of debt & income producing securities at amortized cost [4][5]	12.79%	14.29%	13.40%	12.17%	11.68%
Wt. avg. cost of debt [6]	2.43%	6.54%	4.74%	2.25%	1.98%
Wt. avg. investment spread at amortized cost [7]	10.36%	7.75%	8.66%	9.92%	9.70%

**Excludes investments purchased and/or debt assumed as part of the Allied Acquisition.

***Represents investments purchased and debt assumed as part of the Allied Acquisition.

Endnotes begin on page 34.

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Selected Historical Financial Information

ARES

	Three Months Ended (unaudited) (Dollar amounts in 000s, except per share data and stock prices)				
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Core EPS (excludes professional fees and other costs related to the Allied Acquisition) – Basic and Diluted[1]	$ 0.32 *	$ 0.28 *	$ 0.37 *	$ 0.34 *	$ 0.33
Net Investment Income Per Share – Basic and Diluted	$ 0.26	$ 0.25	$ 0.35	$ 0.32	$ 0.33
GAAP EPS – Basic and Diluted	$ 1.73	$ 0.61	$ 0.64	$ 0.62	$ 0.36
Net Realized and Unrealized Gains Per Share (excludes gain on the Allied Acquisition) – Basic and Diluted	$ 0.44	$ 0.36	$ 0.29	$ 0.30	$ 0.03
Gain on the Allied Acquisition	$ 1.03	$ -	$ -	$ -	$ -
Dividend Declared Per Share	$ 0.35	$ 0.35	$ 0.35	$ 0.35	$ 0.35
Gross Commitments**	$ 409,864	$ 298,772	$ 344,407	$ 54,515	$ 43,107
Net Commitments [8]**	$ (120,401)	$ (9,859)	$ 10,738	$ (30,851)	$ (38,334)
Gross Fundings**	$ 275,502	$ 304,685	$ 355,925	$ 65,860	$ 69,506
Net Fundings [8]**	$ (182,621)	$ (8,371)	$ 112,706	$ (40,194)	$ (17,212)
Investments Purchased as Part of the of the Allied Acquisition	$ 1,833,766	$ -	$ -	$ -	$ -
Exits of Investments Purchased as Part of the Allied Acquisition	$ 161,693	$ -	$ -	$ -	$ -
Ratio of Earnings to Fixed Charges [7]	3.2	4.7	7.8	6.8	6.1
Portfolio Turnover	0.35	0.14	0.11	0.03	0.04
Common Stock Data:					
High Price	$ 16.40	$ 14.82	$ 12.71	$ 11.02	$ 8.31
Low Price	$ 12.53	$ 11.75	$ 10.21	$ 7.04	$ 4.53
Closing Price	$ 12.53	$ 14.82	$ 12.45	$ 11.02	$ 8.06

* Excludes $0.06, $0.03, $0.02 and $0.02 per share of professional fees related to the Allied Acquisition for Q2-10, Q1-10, Q4-09 and Q3-09, respectively.

** Excludes investments purchased as part of the Allied Acquisition.

4

Selected Historical Financial Information (cont'd)

ARES

	As of (unaudited, except for 12/31/09) (Dollar amounts in 000s, except per share data)				
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Investments at Fair Value	$ 3,794,020	$ 2,220,229	$ 2,171,814	$ 1,967,724	$ 1,962,471
% Fixed Rate	51.9%	51.5%	48.8%	56.9%	58.4%
% Floating Rate [10]	23.7%	32.5%	39.5%	30.5%	28.8%
% Equity and Other Non-Interest Earning	24.4%	16.0%	11.7%	12.6%	12.8%
Portfolio Companies [11]	188	94	95	94	94
Weighted Avg. Yield on Debt and Income Producing Securities at Amortized Cost [4]	13.4%	12.2%	12.1%	11.7%	11.7%
Weighted Avg. Stated Interest Rate of Debt at End of Period [5]	4.7%	2.3%	2.1%	2.0%	2.0%
Weighted Avg. Investment Spread	8.7%	9.9%	10.0%	9.7%	9.7%
Weighted Avg. Yield on Debt and Income Producing Securities at Fair Value [4]	13.4%	12.4%	12.7%	12.5%	12.6%
Stockholders' Equity	$ 2,711,273	$ 1,568,982	$ 1,257,888	$ 1,222,591	$ 1,088,722
Net Asset Value Per Share	$ 14.11	$ 11.78	$ 11.44	$ 11.16	$ 11.21
Book Debt/Book Equity Ratio	.46x	.49x	.77x	.63x	.81x
Book Debt/Book Equity Ratio, Net of Available Cash [12]	.41x	.44x	.69x	.58x	.77x
Unsecured Principal Debt to Total Principal Debt	56.0%	—	—	—	—
Market Capitalization					
Principal Debt	$ 1,307,797	$ 771,358	$ 969,465	$ 767,871	$ 879,255
Equity	2,407,857	1,973,957	1,368,811	1,207,712	783,052
Total Market Capitalization	$ 3,715,654	$ 2,745,315	$ 2,338,276	$ 1,975,583	$ 1,662,307

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Selected Investment Portfolio Information as of June 30, 2010 Investments Acquired in the Allied Acquisition As of June 30, 2010 (unaudited) (Do llar amounts in 000s ) Ares Capital Excluding Investments Acquired Investments Acquired in the Allied in the Allied Ares Capital Acquisition Acquisition Total Investments at Fair Value $ 2,054,295 $ 1,739,725 $ 3,794,020 % Fixed Rate 45.6% 59.3% 51.9% % Floating Rate (10) 35.8% 9.5% 23.7% % Equity and Other Non-Interest Earning 18.6% 31.2% 24.4% Portfolio Companies (11) 89 102 188 * Debt and Income Producing Securities at Amortized Cost $ 1,702,285 $ 1,163,830 $ 2,866,115 Debt and Income Producing Securities at Fair Value $ 1,671,138 $ 1,196,763 $ 2,867,901 Weighted Avg. Yield on Debt and Income Producing Securities at Amortized Cost(4) 12.8% 14.3% 13.4% Weighted Avg. Yield on Debt and Income Producing Securities at Fair Value(4) 13.0% 13.9% 13.4% Non-Accrual Investments at Amortized Cost $ 87,282 $ 277,049 $ 364,331 Non-Accrual Investments as % of Total Portfolio at Amortized Cost 2.3% 7.1% 9.4% Non-Accrual Investments at Fair Value $ 8,533 $ 279,384 $ 287,917 Non-Accrual Investments as % of Total Portfolio at Fair Value 0.2% 7.4% 7.6% *Three portfolio companies were a part of both Ares Capital Corporation and Allied Capital Corporation's respective portfolios at the time of the Allied Acquisition.

Quarterly Operating Results

ARES

	Three Months Ended (unaudited) (Dollar amounts in 000s, except per share data)				
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Investment income	$ 121,590	$ 66,510	$ 69,264	$ 60,881	$ 59,111
Expenses	71,363	34,967	30,899	27,521	27,085
Net investment income before taxes	50,227	31,543	38,365	33,360	32,026
Income tax expense (benefit), including excise tax	686	(162)	13	454	78
Net investment income	49,541	31,705	38,352	32,906	31,948
Net realized and unrealized gains	280,613	44,710	31,278	30,370	2,805
Net Income	$ 330,154	$ 76,415	$ 69,630	$ 63,276	$ 34,753
Per Share:					
Core EPS (excludes professional fees related to the Allied Acquisition) - Basic and Diluted[1]	$ 0.32 *	$ 0.28 *	$ 0.37 *	$ 0.34 *	$ 0.33
Net Income (Loss) - Basic and Diluted	$ 1.73	$ 0.61	$ 0.64	$ 0.62	$ 0.36
Dividends declared	$ 0.35	$ 0.35	$ 0.35	$ 0.35	$ 0.35
Weighted average common shares outstanding - Basic and Diluted[2]	191,045,239	124,544,026	109,592,728	102,831,909	97,152,820
Common shares outstanding at end of period	192,167,337	133,195,477	109,944,674	109,592,728	97,152,820

	Six Months Ended (Dollar amounts in 000s, except per share data)	
	6/30/10	6/30/09
Investment income	$ 188,100	$ 115,127
Expenses	106,330	52,870
Net investment income before taxes	81,770	62,257
Income tax expense (benefit), including excise tax	524	109
Net investment income	81,246	62,148
Net realized and unrealized gains (losses)	325,323	7,639
Net Income (Loss)	$ 406,569	$ 69,787
Per Share:		
Core EPS (excludes professional fees related to the Allied Acquisition) - Basic and Diluted[1]	$ 0.62	$ 0.64
Net Income (Loss) - Basic and Diluted	$ 2.57	$ 0.72
Dividends declared	$ 0.70	$ 0.77
Weighted average common shares outstanding - Basic and Diluted[2]	157,978,337	97,152,820
Common shares outstanding at end of period	192,167,337	97,152,820

*Excludes $0.06, $0.03, $0.02 and $0.02 per share of professional fees related to the Allied Acquisition for Q2-10, Q1-10, Q4-09 and Q3-09, respectively.

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Quarterly Operating Results Detail Three Months Ended (unaud ited ) (Dollar amounts in 000s) 6/30/10 3/31/10 12/31/09 9/30/09 6/30/09 Net Investment Income Before Taxes: Investment Income: Interest $ 104,079 $ 61,547 $ 61,853 $ 56,934 $ 54,047 Structuring fees 7,692 2,101 3,776 - 603 Dividends 3,424 481 474 2,184 740 Management fees 4,129 1,487 803 92 1,887 Other 2,266 894 2,358 1,671 1,834 121,590 66,510 69,264 60,881 59,111 Expenses: Interest and credit facility fees 23,110 8,588 5,659 5,721 6,301 Incentive management fees 14,975 8,144 9,568 8,227 7,987 Base management fees 11,669 8,456 7,907 7,508 7,496 Professional fees (excluding professional fees related to the Allied Acquisition) 3,454 2,504 2,071 2,044 2,308 Professional fees and other costs related to the Allied Acquisition 12,534 3,789 2,950 1,989 - Administrative 2,378 1,231 1,104 809 1,092 Rent 1,341 753 346 301 577 Insurance 535 359 378 313 341 Depreciation 247 163 167 167 165 Other 1,120 980 749 442 818 71,363 34,967 30,899 27,521 27,085 Net investment income before taxes $ 50,227 $ 31,543 $ 38,365 $ 33,360 $ 32,026

Quarterly Gain/Loss Detail

ARES

	Three Months Ended (unaudited) (Dollar amounts in 000s)				
	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
Net Realized and Unrealized Gains (Losses):					
Realized gains (losses) on investments:					
Ares Capital excluding investments purchased in the Allied Acquisition:					
Gains	$ 13,637	$ 8,926	$ 7,295	$ 12,757	$ 85
Losses	(1,836)	(13,792)	(49,163)	(14,413)	(942)
From investments purchased in the Allied Acquisition:					
Gains	506	-	-	-	-
Losses	-	-	-	-	-
Net realized gains (losses) on investments	12,307	(4,866)	(41,868)	(1,656)	(857)
Unrealized gains (losses) on investments:					
Ares Capital excluding investments purchased in the Allied Acquisition:					
Unrealized appreciation	52,358	57,677	46,674	45,748	40,985
Unrealized depreciation	(16,500)	(16,476)	(24,312)	(17,539)	(37,406)
From investments purchased in the Allied Acquisition:					
Unrealized appreciation	73,059	-	-	-	-
Unrealized depreciation	(26,757)	-	-	-	-
Net unrealized gains (losses) on investments	82,160	41,201	22,362	28,209	3,579
Reversal of prior period unrealized depreciation on investments:					
Ares Capital excluding investments purchased in the Allied Acquisition	(9,347)	8,542	50,779	3,854	-
From investments purchased in the Allied Acquisition	-	-	-	-	-
	(9,347)	8,542	50,779	3,854	-
Net unrealized gains (losses) on investments	72,813	49,743	73,141	32,063	3,579
Gain (loss) on extinguishment of debt	(383)	-	-	-	-
Realized and unrealized gains (losses) on foreign currencies	-	(67)	5	(37)	83
Net realized and unrealized gains	$ 84,737	$ 44,710	$ 31,278	$ 30,370	$ 2,805

Net Realized and Unrealized Gains (Losses):	
Net realized and unrealized gain on investments:	
Ares Capital excluding investments purchased in the Allied Acquisition	$ 38,312
From investments purchased in the Allied Acquisition	46,808
Gain (loss) on extinguishment of debt	(383)
Realized and unrealized gains (losses) on foreign currencies	-
Realized gain on the Allied Acquisition	195,876
Net realized and unrealized gains	$ 280,613

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Debt Summary *Represents the aggregate principal amount of the notes currently outstanding less the unaccreted discount initially recorded as part of the Allied Acquisition. **Represents the total aggregate principal amount outstanding of $1,307,797. 6.54% 306,408 $314,934 $190,610 $357,853 $444,400 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2010 2011 2012 2013 Thereafter Debt Maturities as of June 30, 2010**

Quarterly Balance Sheets $ 879,255 $ 767,871  As of   (unaudited, except for 12/31/09)   (Dollar amounts in 000s, except per share data)  6/30/10 3/31/10 12/31/09 9/30/09 6/30/09 ASSETS   Investments at fair value $ 3,794,020 $ 2,220,229 $ 2,171,814 $ 1,967,724 $ 1,962,471 Cash and cash equivalents 138,778 83,813 99,227 61,469 46,297 Receivable for open trades - 19,288 - - 442 Interest receivable 78,690 26,155 28,019 21,159 26,630 Other assets 62,214 29,862 14,455 14,729 11,215 Total assets $ 4,073,702 $ 2,379,347 $ 2,313,515 $ 2,065,081 $ 2,047,055 LIABILITIES   Debt $ 1,244,938 $ 771,358 $ 969,465 $ 767,871 $ 879,255 Management and incentive fees payable 26,655 16,600 66,495 56,527 48,287 Payable for open trades - - 489 489 16,744 Accounts payable and accrued expenses 71,882 19,241 16,533 14,750 11,726 Interest and facility fees payable 18,899 3,166 2,645 2,717 2,223 Dividend payable 55 - - 136 98 Total liabilities 1,362,429 810,365 1,055,627 842,490 958,333 STOCKHOLDERS' EQUITY   Common stock 192 133 110 110 97 Capital in excess of par value 2,650,799 1,771,630 1,490,458 1,505,031 1,395,958 Accumulated undistributed (overdistributed) net investment income and   net realized gain (loss) on investments, foreign currency transactions,   extinguishment of debt and acquisitions 142,586 (47,664) (27,972) (4,833) 2,410 Net unrealized (loss) on investments and foreign currency transactions (82,304) (155,117) (204,708) (277,717) (309,743) Total stockholders' equity 2,711,273 1,568,982 1,257,888 1,222,591 1,088,722 Total liabilities and stockholders' equity $ 4,073,702 $ 2,379,347 $ 2,313,515 $ 2,065,081 $ 2,047,055 NET ASSETS PER SHARE $ 14.11 $ 11.78 $ 11.44 $ 11.16 $ 11.21

Quarterly Dividends (18) (17) $0.35 $0.35 $0.35 $0.35 $0.35 $0.35 $0.32 $0.34 $0.34 $0.36 $0.38 $0.40 $0.40 $0.41 $0.41 $0.42 $0.42 $0.42 $0.42 $0.42 $0.42 $0.42 $0.10 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q2-05 Q3-05 Q4-05 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Q2-08 Q3-08 Q4-08 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Regular Dividends Additional Dividend

Portfolio Activity *6/30/10 excludes investments purchased in the Allied Acquisition. **99 portfolio companies at 6/30/10 were new to the Ares portfolio as they were acquired in the Allied Acquisition. Three portfolio companies were a part of both Ares Capital Corporation and Allied Capital Corporation’s respective portfolios at the time of the Allied Acquisition. ***$22 million of these investments were on non-accrual status or non-income producing at the time of exit. Commitments Purchased in the Allied Acquisition

Portfolio Activity *Excludes investments purchased in the Allied Acquisition. **Exits of investments purchased in the Allied Acquisition. Gross Commitments by Asset Class* Exits of Commitments by Asset Class 89% 26% 46% 34% 50% 31% 46% 6% 15% 38% 33% 25% 3% 1% 1% 5% 51% 36% 24% 15% 47% 22% 22% 3% 1% 22% 6% 0% 20% 40% 60% 80% 100% Excluding Allied* Allied** Total ARCC Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% First Lien Debt Second Lien Debt Senior Secured Loan Fund Senior Subordinated Debt Equity & Other % Floating 74% 63% 27% 5% 56% 12% 7% 18% 47% 4% 8% 0% 15% 57% 17% 14% 30% 11% 34% 1% 0% 20% 40% 60% 80% 100% Q2-09 Q3-09 Q4-09 Q1-10 Q2-10* 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% First Lien Debt Second Lien Debt Senior Secured Loan Fund Senior Subordinated Debt Equity & Other % Floating

15 Investments Acquired in the Allied Acquisition Fair Value Yield at Fair Value Fair Value Yield at Fair Value Performing Debt Securities Yields >10% at Fair Value 875,163 $ 14.33% 61,558 $ 16.98% Yields < 10% at Fair Value 162,156 8.60% 45,301 6.20% 1,037,319 13.56% 106,859 12.41% Debt Securities on Non-Accrual 273,869 - 22,000 0.00% Equity Securities Non-Yielding Equity Securities 251,878 - 31,059 0.00% Yielding Equity Securities - - - 0.00% 251,878 - 31,059 0.00% CLO Securities 137,240 18.87% 1,764 2.80% Commercial Real Estate / Other 39,419 2.81% 11 7.87% Total 1,739,725 $ 9.56% 161,693 $ 8.23% Exits of Investments Purchased as Part of the Allied Acquisition (Dollar amounts in 000s) (Dollar amounts in 000s) As of 6/30/2010 Three Months Ended 6/30/2010

Investment Spread and Portfolio Company Credit Statistics 8.7% 10.0% 9.7% 9.9% 9.7% 8.7% 4.5x 4.1x 3.7x 3.9x 4.1x 4.1x 4.2x 2.8x 2.9x 2.7x 2.7x 2.7x 2.4x 3.7x 3.3x 2.2x 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-08 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x 5.0x Investment Spread (7) Total Portfolio Weighted Average Total Leverage Multiple (20)(21) Total Portfolio Weighted Average Interest Coverage Ratio (20)(22) Portfolio Weighted Average Total Leverage Multiple for ARCC Excluding Investments Purchased in Allied Acquisition (20)(21) Portfolio Weighted Average Interest Coverage Ratio for ARCC Excluding Investments Purchased in Allied Acquisition (20)(22) Weighted Average Total Leverage Multiple for Investments Purchased in Allied Acquisition (20)(21) Weighted Average Interest Coverage Ratio for Investments Purchased in Allied Acquisition (20)(22)

Portfolio Company EBITDA(20) Total Portfolio Weighted Average EBITDA for Gross Commitments made during the Quarter (excluding investments purchased in the Allied Acquisition) Total Portfolio Weighted Average EBITDA Portfolio Weighted Average EBITDA for Investments Purchased in the Allied Acquisition Portfolio Weighted Average EBITDA for ARCC Excluding Investments Purchased in the Allied Acquisition $49.4 $46.4 $44.1 $34.7 $23.3 $66.7 $50.2 $26.5 $31.1 $30.8 $29.6 $45.2 $47.6 $44.2 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q4-08 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 (MM's)

Investment Portfolio as of June 30, 2010 $3.8 Billion Total Fair Value of Investments Number of Portfolio Company Investments 188* Investments *Three portfolio companies were a part of both Ares Capital Corporation and Allied Capital Corporation’s respective portfolios at the time of acquisition. Investments Purchased in the Allied Acquisition $1.7 Ares Capital Excluding Allied Investments $2.1 Investments Purchased in the Allied Acquisition 102 Ares Capital Excluding Allied Investments 89

Portfolio by Issuer Concentration as of June 30, 2010*** Remaining 173 Investments Top 15 Investments 33.28% $3.8 billion Portfolio *Senior Secured Loan Fund portfolio consists of first and second lien senior debt from twelve different issuers. **Investments purchased in the Allied Acquisition. ***At fair value. 5.35% 2.77% 2.58% 2.55% 2.26% 2.24% 2.17% 1.75% 1.72% 1.69% 1.68% 1.68% 1.62% 1.61% 1.61% 66.72% Senior Secured Loan Fund LLC* Ivy Hill Asset Management, LP BenefitMall Holdings Inc.** DSI Renal, Inc. The Step2 Company, LLC** DirectBuy** Ciena Capital LLC** Border Foods, Inc.** Insight Pharmaceuticals Corporation** Vistar Corporation Citipostal, Inc.** Hot Stuff Foods, LLC** MVL Group, Inc** Campus Management Acquisition Corp R3 Education, Inc. Remaining 173 Investments

Investment Portfolio by Asset Class as of June 30, 2010* Investments Purchased in the Allied Acquisition Ares Capital Ares Capital Excluding Investments Purchased in the Allied Acquisition *At fair value. 31% 7% 5% 6% 1% 33% 17% 1st Lien Senior Debt 2nd Lien Senior Debt Senior Subordinated Debt Senior Secured Loan Fund Equity CLO Commercial Real Estate 33% 5% 8% 2% 15% 37% 28% 9% 10% 5% 29% 19%

Ares Capital Excluding Investments Purchased in the Allied Acquisition Investment Portfolio by Industry as of June 30, 2010* Investments Purchased in the Allied Acquisition Ares Capital *At fair value. 6% 2% 8% 2% 1% 7% 19% 10% 2% 7% 3% 5% 4% 24% 1% 20% 3% 1% 10% 1% 3% 4% 16% 3% 2% 4% 32% 18% 4% 6% 1% 1% 1% 11% 12% 7% 1% 4% 6% 3% 2% 1% 22% Financial Business Services Healthcare Consumer Products Restaurants /Food Services Education Beverage/Food/Tobacco Other Services Retail Manufacturing Computer and Electronics Industrial Products Telecommunications Commercial Real Estate Environmental Services Other

Portfolio by Region as of June 30, 2010* Investments Purchased in the Allied Acquisition Ares Capital Ares Capital Excluding Investments Purchased in the Allied Acquisition *At fair value. 32% 35% 16% 16% 1% 27% 15% 24% 21% 8% 5% 30% 24% 20% 18% 5% 3% Mid-Atlantic Midwest West Southeast International Northeast

Portfolio By Grade Portfolio by Grade (23) *Excludes investments purchased in the Allied Acquisition. **Represents investments purchased in the Allied Acquisition. % By Fair Value 0% 20% 40% 60% 80% 100% Excluding Allied* Allied** Total ARCC Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Grade 1 Grade 2 Grade 3 Grade 4 % By Number of Companies 0% 20% 40% 60% 80% 100% Excluding Allied* Allied** Total ARCC Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Grade 1 Grade 2 Grade 3 Grade 4

Investments on Non-Accrual Status Amortized Cost Fair Value $131 $141 $118 $60 $101 $87 $277 4.2% 2.3% 5.7% 6.2% 5.3% 2.5% 4.2% 9.4% $0 $100 $200 $300 $400 $500 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 (MMs) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% % of Total Investment Portfolio Investments purchased in the Allied Acquisition ARCC excluding investments purchased in the Allied Acquisition Total ARCC excluding investments purchased in the Allied Acquisition $40 $42 $33 $10 $22 $9 $279 1.0% 0.2% 2.0% 2.0% 1.7% 0.5% 1.0% 7.6% $0 $100 $200 $300 $400 $500 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 (MMs) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% % of Total Investment Portfolio

As of August 4, 2010, we made $138 million of new investment commitments since June 30, 2010 80% were investments in the Senior Secured Loan Fund, 18% were in 1st lien senior secured debt and 2% were in equity securities 80% were fixed rate with a weighted average yield at amortized cost of 20% and 18% were floating rate with a weighted average spread at amortized cost of 7.5% As of August 4, 2010, we exited $81 million of investments since June 30, 2010 Investment Activity Since Quarter End $66 million of investments exited 98% was 1st lien senior secured debt and 2% was senior subordinated debt 69% were in fixed rate investments with a weighted average yield at amortized cost of 13% 15% were in floating rate investments with a weighted average spread at amortized cost of 4% 16% were on non-accrual status Investments Purchased in the Allied Acquisition $15 million of investments exited 77% was 1st lien senior secured debt, 13% was senior subordinated debt and 10% was 2nd lien senior secured debt 80% were in floating rate investments with a weighted average spread at amortized cost of 4% 18% were in fixed rate investments with a weighted average yield at amortized cost of 13% Ares Capital Excluding Allied Investments

As of August 4, 2010, we had a current committed backlog and pipeline of $376 million and $355 million, respectively(24) Backlog are deals that are committed and/or under LOI, and we believe are likely to close Pipeline are deals where significant due diligence and analysis are in process, but no formal mandate or commitment has been signed Although there can be no assurance, we expect to syndicate a portion of these amounts The following is a breakdown of our current backlog and pipeline commitments by asset class and by industry: Committed Backlog and Pipeline Asset Class Industry 32% 4% 10% 14% 10% 7% 23% Healthcare Education Restaurants /Food Services Telecommunications Business Services Manufacturing Consumer Products 1st Lien Senior Debt 2nd Lien Senior Debt Senior Subordinated Senior Secured Loan Fund Equity/Other

Corporate Data Corporate Counsel PROSKAUER ROSE LLP Los Angeles, CA SUTHERLAND ASBILL & BRENNAN LLP Washington, D.C. Independent Registered Public Accounting Firm KPMG LLP Los Angeles, CA Corporate Headquarters 280 Park Avenue, 22nd Floor, Building East New York, NY 10017 Tel: (212) 750-7300 Fax: (212) 750-1777 Securities Listing NASDAQ: ARCC Credit Ratings: Fitch / S&P / Moody’s BBB / BBB / Ba1 Transfer Agent Computershare Investor Services, LLC Tel: (312) 588-4993 www.computershare.com Investor Relations Contact CARL DRAKE Senior Vice President of Finance/Head of Capital Markets and Investor Relations of Ares Capital Management LLC Tel: (310) 201-4200 Please visit our website at: www.arescapitalcorp.com Research Coverage BANK OF AMERICA MERRILL LYNCH Faye Elliott – (646) 855-5253 BB&T CAPITAL MARKETS Vernon C. Plack – (804) 780-3257 BMO CAPITAL MARKETS David Chiaverini – (212) 885-4115 CITIGROUP GLOBAL MARKETS Donald Fandetti – (212) 816-2971 KEEFE, BRUYETTE & WOODS Sanjay Sakhrani – (212) 887-7723 JMP SECURITIES John Hecht – (415) 835-3912 JP MORGAN Andrew N. Wessel – (415) 835-3912 LADENBURG THALMANN & CO. E. Brian Harvey – (212) 572-4110 LAZARD CAPITAL MARKETS James Ballan – (212) 632-6762 MACQUARIE USA LLC Matthew Howlett – (212) 231-8063 STIFEL NICOLAUS Greg Mason – (314) 342-2194 Troy Ward – (314) 342-2714 SUNTRUST ROBINSON HUMPHREY John Stilmar – (404) 926-5009 WELLS FARGO SECURITIES LLC Christopher Harris – (443) 263-6513 Corporate Officers MICHAEL J. AROUGHETI President JOSHUA M. BLOOMSTEIN Vice President, General Counsel and Assistant Secretary RICK DAVIS Chief Financial Officer MERRITT HOOPER Secretary and Assistant Treasurer SCOTT LEM Assistant Treasurer and Chief Accounting Officer of Ares Capital Management LLC DANIEL NGUYEN Treasurer KAREN A. TALLMAN Chief Compliance Officer MICHAEL D. WEINER Vice President Investment Committee MICHAEL J. AROUGHETI President, Director - Ares Capital Corporation Senior Partner – Ares Management LLC ERIC BECKMAN Senior Partner Ares Capital Management LLC R. KIPP DEVEER Senior Partner Ares Capital Management LLC MITCHELL GOLDSTEIN Senior Partner Ares Capital Management LLC JOHN KISSICK Senior Partner Ares Management LLC BENNETT ROSENTHAL Chairman – Ares Capital Corporation Senior Partner – Ares Management LLC DAVID SACHS Senior Advisor Ares Management LLC MICHAEL SMITH Senior Partner Ares Capital Management LLC KENNETH GORDON WATTERS Managing Director Ares Capital Europe Limited Board of Directors MICHAEL J. AROUGHETI President – Ares Capital Corporation; Senior Partner – Ares Management LLC ANN TORRE BATES Former Executive Vice President, Chief Financial Officer and Treasurer NHP, Inc. DOUGLAS E. COLTHARP Executive Vice President & Chief Financial Officer Health South Corporation FRANK O’BRYAN Former Chairman of WMC Mortgage Company GREGORY PENSKE President and CEO Penske Motor Group ANTONY P. RESSLER Senior Partner Ares Management LLC ROBERT L. ROSEN Managing Partner RLR Capital Partners BENNETT ROSENTHAL Chairman – Ares Capital Corporation Senior Partner – Ares Management LLC ERIC B. SIEGEL Retired Partner of Apollo Advisors, L.P.; Chairman of Executive Committee of El Paso Electric Company

Reconciliations of Core EPS The following are reconciliations of basic and diluted earnings per share computed in accordance with GAAP to Core earnings per share: *Excludes $0.06, $0.03, $0.02 and $0.02 per share of professional fees related to the Allied Acquisition for Q2-10, Q1-10, Q4-09 and Q3-09, respectively. Gain on the Allied Acquisition 6/30/10 3/31/10 12/31/09 9/30/09 6/30/09 Basic and Diluted Core EPS (excluding professional fees and other costs related to the Allied Acquisition) (1) 0.32 $ * 0.28 $ * 0.37 $ * 0.34 $ * 0.33 $ Professional fees and other costs related to the Allied Acquisition (0.06) (0.03) (0.02) (0.02) -Net realized and unrealized gains (losses) 0.44 0.36 0.29 0.30 0.03 Gain on the Allied Acquisition 1.03 - - - -Incentive fees attributed to realized gains -- - - -Income tax expense related to realized gains -- - - -Basic and Diluted GAAP EPS 1.73 $ 0.61 $ 0.64 $ 0.62 $ 0.36 $ Three Months Ended (unaudited)

Change in Net Asset Value *Excludes equity issued for the Allied Acquisition. Equity issued for the Allied Acquisition (Dollar amounts in 000s, except per share data (25)) (unaudited) Quarter ended Quarter ended Quarter ended Quarter ended Quarter ended June 30, 2010 March 31, 2010 December 31, 2009 September 30, 2009 June 30, 2009 $ Per share $ Per share $ Per share $ Per share $ Per share NAV at beginning of period $ 1,568,982 $ 11.78 $ 1,257,888 $ 11.44 $ 1,222,591 $ 11.16 $ 1,088,722 $ 11.21 $ 1,088,071 $ 11.20 Net investment income (net of taxes) 49,541 0.26 31,705 0.25 38,352 0.35 32,906 0.32 31,948 0.33 Net realized gains (losses) 11,924 0.06 (4,881) (0.04) (41,731) (0.38) (1,656) (0.01) (741) (0.01) Net unrealized gains (losses) 72,813 0.38 49,591 0.40 73,009 0.67 32,026 0.31 3,546 0.04 Gain on the Allied Acquisition 195,876 1.03 - - - - - - - - Distributions to stockholders (67,091) (0.35) (46,516) (0.35) (38,358) (0.35) (38,493) (0.35) (34,004) (0.35) Equity issued for the Allied Acquisition 872,727 0.94 - - - - - - - - Equity issuances, including DRIP* (26) 6,501 0.01 281,195 0.08 4,025 (0.01) 109,086 (0.32) (98) - NAV at end of period $ 2,711,273 $ 14.11 $ 1,568,982 $ 11.78 $ 1,257,888 $ 11.44 $ 1,222,591 $ 11.16 $ 1,088,722 $ 11.21

Portfolio Income Summary Revenues by Source (27) Interest and Dividend Income by Asset Class $52,784 $54,730 $59,118 $62,327 $62,028 $107,503 88% 93% 90% 97% 93% 95% 7% 3% 5% 1% 2% 5% 4% 5% 3% 6% 3% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 In 000s Interest and Dividends Structuring Fees Other $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 In 000s First Lien Debt Second Lien Debt Senior Secured Loan Fund Senior Subordinated Debt Equity/Other $52,784 $54,730 $59,118 $62,327 $62,028 $107,503

Portfolio Summary – Weighted Average Yields(28) (6) Portfolio Purchased in the Allied Acquisition Ares Capital Ares Capital Excluding Portfolio Purchased in the Allied Acquisition (6) (6) (6) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Total Debt and Income Producing Securities First Lien Debt Second Lien Debt Sr. Subordinated Debt 3-month Libor Wtd. Avg. Cost of Debt 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 First Lien Debt Second Lien Debt 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10

Portfolio Summary – Weighted Average Spread on Floating Rate Investments(29) Portfolio Purchased in the Allied Acquisition Ares Capital Ares Capital Excluding Portfolio Purchased in the Allied Acquisition 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10

Distribution of ARCC IRRs(30) Total of 97 exits from portfolio from October 8, 2004 through June 30, 2010 for an aggregate cash flow IRR to ARCC of approximately 13% Original capital invested of $2.2 billion and total proceeds from exits of $2.5 billion Approximately 80% of exits with IRRs to ARCC of 10% or greater Exits above include total of 3 exits of investments purchased in the Allied Acquisition from April 1, 2010 through June 30, 2010 for an aggregate cash flow IRR to ARCC of approximately 9% 1 exit had an IRR between 10% to 20% 2 exits had an IRR between 0% to 10% (unaudited) 4 2 1 12 47 11 5 1 5 9 0 5 10 15 20 25 30 35 40 45 50 <-50% -50% to -40% -40% to -30% -30% to -20% -20% to -10% -10% to -0% 0% to 10% 10% to 20% 20% to 30% 30% to 40% 40% to 50% >50% >100% IRR% # of Exits

Endnotes

ARES

(1) Basic and diluted Core EPS (excluding professional fees and other costs related to the acquisition of Allied Capital Corporation (the "Allied Acquisition") is a non-GAAP financial measure. Core EPS (excluding professional fees and other costs related to the Allied Acquisition) is the net per share increase (decrease) in stockholders' equity resulting from operations less professional fees and other costs related to the Allied Acquisition, realized and unrealized gains and losses, any incentive management fees attributable to such realized gains and losses and any income taxes related to such realized gains. Basic and diluted GAAP EPS is the most directly comparable GAAP financial measure. Ares Capital believes that Core EPS provides useful information to investors regarding financial performance because it is one method Ares Capital uses to measure its financial condition and results of operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Reconciliation of basic and diluted Core EPS (excluding professional fees and other costs related to the Allied Acquisition) to the most directly comparable GAAP financial measure is set forth on page 28 hereof. Net income can vary substantially from period to period as a result of various factors, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net income may not be meaningful.

(2) In accordance with ASC 260 (previously SFAS 128) – Earnings per Share, the weighted average shares of common stock outstanding used in computing Core EPS, net investment income per share, GAAP net income (loss) per share and net realized and unrealized gains (losses) per share have been adjusted retroactively by a factor of 1.02% to recognize the bonus element associated with rights to acquire shares of common stock that were issued to stockholders of record as of March 24, 2008 in connection with an equity rights offering.

(3) Includes sales to Ivy Hill Middle Market Credit Fund, Ltd. ("Ivy Hill") and Ivy Hill Middle Market Credit Fund II, Ltd. ("Ivy Hill II"), which are managed by Ivy Hill Asset Management, L.P., a portfolio company of Ares Capital. See discussion of portfolio activity on page 13.

(4) The weighted average yield on debt and income producing securities at amortized cost is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at amortized cost included in such securities. The weighted average yield of debt and income producing securities at fair value is computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at fair value included in such securities.

(5) The weighted average yield of debt and income producing securities at fair value was 13.40% as of June 30, 2010, 12.34% as of March 31, 2010 and 12.60% as of June 30, 2009.

(6) Computed as (a) annual stated interest rate on our debt obligations divided by (b) total debt obligations at principal amount.

(7) Weighted average investment spread equals weighted average yield of debt and income producing securities at amortized cost minus weighted average cost of debt.

(8) Represents gross commitments or fundings less commitments or investments exited, as applicable. Q1-10, Q3-09 and Q2-09 amounts include sales to Ivy Hill of $8.0 million, $5.0 million and $4.0 million, respectively. Q1-10 also includes sales to Ivy Hill II of $86.5 million.

(9) Excludes realized and unrealized gains (losses).

(10) As of June 30, 2010, 14% of the total investments at fair value or 57% of the floating rate investments at fair value contain interest rate floor features.

(11) Includes commitments to portfolio companies for which there are no amounts funded at the end of the period.

(12) Computed as total book debt less cash not restricted for dividends or open trades divided by total stockholders equity.

(13) Effective rate as of June 30, 2010. For the three months ended June 30, 2010, the weighted average rate was 4.66%.

(14) Requires periodic payments of interest only, with the outstanding principal balance due on maturity.

(15) Blended pricing across all notes.

(16) In October 2008, we entered into a two-year interest rate swap agreement for a total notional amount of $75 million where we pay a fixed interest rate of 2.985% and receive a floating rate based on the prevailing three-month LIBOR.

(17) Represents a regular dividend of $0.40 per share and an additional dividend of $0.10 per share.

(18) To be paid on September 30, 2010 to stockholders of record on September 15, 2010.

(19) Q1-10, Q3-09 and Q2-09 amounts include sales to Ivy Hill of $8.0 million, $5.0 million and $4.0 million, respectively. Q1-10 also includes sales to Ivy Hill II of $86.5 million.

34

Endnotes (cont’d) EBITDA is a non-GAAP financial measure. For a particular portfolio company, EBITDA typically represents net income before net interest expense, income tax expense, depreciation and amortization. EBITDA amounts are estimated from the most recent portfolio company financial statements, have not been independently verified by ARCC and may reflect a normalized or adjusted amount. Weighted average EBITDA amounts are weighted based on the fair value of the portfolio company investments reported by Ares Capital in its annual report on Form 10-Q for the quarter ended June 30, 2010. Portfolio average total leverage multiples and portfolio weighted average total leverage multiples represent Ares Capital’s last dollar of invested debt capital as a multiple of EBITDA. Portfolio company credit statistics are derived from the most recently available portfolio company financial statements and have not been independently verified by Ares Capital. Accordingly, Ares Capital makes no representation or warranty in respect of this information. Portfolio average interest coverage ratio and portfolio weighted average interest coverage ratio represent the portfolio company’s EBITDA as a multiple of interest and facility fees expense. Portfolio company credit statistics are derived from the most recently available portfolio company financial statements and have not been independently verified by Ares Capital. Based on our investment adviser’s internal investment rating system scale from 1 to 4. Investments with a grade of 4 involve the least amount of risk to our initial cost basis and the trends and risk factors for these investments since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Grade of 1 indicates that the risk to our ability to recoup the cost of such investment has substantially increased since origination or acquisition and our investment advisers does not anticipate we will be repaid in an amount equal to our full initial cost basis. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. As such, the investments purchased in the Allied Acquisition were initially assigned a Grade 3 rating upon acquisition and remained a Grade 3 at June 30, 2010. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. The Company cannot assure you that we will make any of these investments. All amounts are unaudited except NAV amounts as of December 31, 2009. Due to the purchase of shares in the open market to satisfy the DRIP, an additional $0.1 million was paid by the Company to fund the dividend in each of Q2-09 and Q3-09. Excludes unrealized gains and losses. Weighted average yields on investments are computed as (a) annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount earned on accruing debt included in such securities, divided by (b) total debt and income producing securities at fair value included in such securities. Weighted average cost of debt is the (a) annual stated interest rate on our debt obligations divided by (b) total debt obligations at principal value. Computed as (a) annual stated interest rate in excess of base rate divided by (b) total floating rate debt securities at fair value. Depicts the unlevered internal rate of return on Ares Capital’s exits of portfolio investments from October 8, 2004 through June 30, 2010. Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of our debt investment or sale of an investment, or through the determination that no further consideration was collectible and, thus, a loss may have been realized. These IRR results are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured. Subject to borrowing base and leverage restrictions.